UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-02633

FIRST VARIABLE RATE FUND FOR GOVERNMENT INCOME
(Exact name of registrant as specified in charter)

4550 Montgomery Avenue
Suite 1000N
Bethesda, Maryland 20814
(Address of Principal Executive Offices)

William M. Tartikoff, Esq.
4550 Montgomery Avenue
Suite 1000N
Bethesda, Maryland 20814
(Name and Address of Agent for Service)

Registrant's telephone number, including area code: (301) 951-4800

Date of fiscal year end: December 31

Date of reporting period: Year ended December 31, 2008

Item 1. Report to Stockholders.


Calvert
Investments that make a difference®

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December 31, 2008

Annual Report

Calvert First Government
Money Market Fund

Calvert
Investments that make a difference

A UNIFI Company

Calvert First Government Money Market Fund

Table of Contents

President's Letter
1

Portfolio Manager Remarks
3

Shareholder Expense Example
6

Report of Independent Registered Public Accounting Firm
8

Statement of Net Assets
9

Statement of Operations
12

Statements of Changes in Net Assets
13

Notes to Financial Statements
15

Financial Highlights
20

Explanation of Financial Tables
23

Proxy Voting and Availability of Quarterly Portfolio Holding
25

Basis for Board's Approval of Investment Advisory Contract
25

Trustee and Officer Information Table
28

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Dear Shareholder:

In my letter of June 2008, I described the first six months of the year as a period of "unprecedented turmoil in the financial markets." It is difficult to come up with stronger language to describe the cascading series of failures and bailouts of major financial institutions that unfolded in the second half of the year. Investors were challenged by an unprecedented confluence of factors: the subprime mortgage crisis, slowing economic growth worldwide, a steep decline in home values, and restricted access to credit for consumers and businesses. The demise of century-old financial firms, a government bailout of financial institutions, and a recession that spread around the world contributed to one of the most volatile markets on record.

Against this backdrop, Calvert's money market funds and tax-free bond funds were not immune to the credit market turmoil, but our intensive credit research and relative-value analysis helped us moderate any declines in the fixed-income portfolios that we manage. In particular, our money market funds avoided the headline-making defaults that plagued some non-Calvert money market funds in 2008.

Markets Under Pressure

The subprime mortgage crisis, which was well underway in late 2007 as the markets began to reassess the value of taking on additional investment risk, was the trigger for 2008's unprecedented market volatility. After the fire sale of investment bank Bear Stearns in March, investors were hopeful the markets would stabilize. With the failure of brokerage firm Lehman Brothers in September, however, fear spread throughout the economy as both overly leveraged consumers and high-profile financial institutions began to unravel.

The U.S. Treasury Department and the Federal Reserve took measures to pump liquidity into the banking system, and Congress eventually passed a major bailout bill designed to buy illiquid assets from banks and to buy equity stakes in major financial institutions, including Fannie Mae and Freddie Mac. By year-end, the U.S. was officially in a recession, the three major U.S. automakers were on the verge of bankruptcy, and the Fed dropped short-term rates toward zero. The effect was dizzying for the markets and investors.

As the financial crisis accelerated in 2008, investors increasingly dumped riskier assets, including corporate bonds, for the perceived safety of Treasury bills, money market funds, and government-related paper. As a result, short-term U.S. Treasuries skyrocketed in value. This flight to quality pushed Treasury prices up, compressing Treasury yields to historic lows (higher prices result in lower yields) and causing the yield curve to steepen. In addition, the yield spread on corporate bonds--the difference in yield between corporate and Treasury bonds of comparable maturities--reached historically high levels toward the end of 2008.

In the municipal market, worries grew over the credit quality of state and local governments, dampening demand in the sector. Investors chose the safe haven of U.S. government securities, even though they were paid little to nothing to invest as Treasury bill rates moved toward zero.

Cautious Optimism Amid the Storm

Although the credit markets are still under fire, there are reasons for cautious optimism in 2009. While investor fear may be playing a big role in the contraction of the securities markets, government intervention has been huge and unprecedented. The Fed took a number of measures to reassure investors. In October 2008, President Bush signed the Emergency Economic Stabilization Act to recapitalize weakened financial institutions. And in November, the Fed committed to buying at least $600 billion of bad debt from Fannie Mae and Freddie Mac. Other Fed actions--such as lowering the short-term fed funds rate to close to zero percent--are designed to stimulate liquidity in the markets. And President Barack Obama has promised swift, trenchant action on an economic stimulus package of upwards of $750 billion.

Confidence in Calvert Funds

While we have worked to minimize the impact on our shareholders during one of the most turbulent periods in the fixed-income market's history, we recognize that this period of declining asset values in virtually all corners of the financial markets has created great stress for investors. As we move through the recession, with the potential for default rates still high, credit research and security selection will continue to be of paramount importance. In this challenging environment, Calvert will draw on our 30 years of fixed-income experience. Our fixed-income portfolio management team will continue to follow its time-tested strategy that seeks to optimize duration, yield-curve positioning, sector allocation, and credit quality analysis in selecting securities for our portfolios. (Duration measures a portfolio's sensitivity to changes in interest rates. Generally, the longer the duration, the greater the change in price for a given shift in interest rates.)

In volatile times like these, it's essential to meet periodically with your financial advisor to review your overall portfolio holdings and performance, asset allocation, and short- and long-term financial goals. We also encourage you to visit our website for updates and commentary on economic and market developments from Calvert professionals. We are committed to continuing our efforts to identify opportunities that emerge in the fixed-income markets while we seek to meet our investors' long-term goals for stability and income.

Sincerely,

Barbara J. Krumsiek
President and CEO
Calvert Group, Ltd.
January 2009

Calvert First Government Money Market Fund

Investment Performance

For the 12 months ended December 31, 2008, Calvert First Government Money Market Fund (Class O shares) returned 2.42% versus 1.71% for the Lipper U.S. Government Money Market Funds Average. Variable-rate agency securities were the primary contributor to the Fund's outperformance.

Investment Climate

Last year was one of the most memorable and difficult in the history of the U.S. credit market. Turmoil that began with subprime mortgages spread to the top of the credit quality ladder. Major losses by financial institutions froze the markets for municipal bonds, commercial paper, corporate debt, and government agency securities and even crippled bond insurers.

But the events of the second half of 2008 changed the financial landscape forever. Major U.S. investment banks became extinct in a matter of days as former financial behemoths were sold, rescued by the federal government, converted into bank holding companies, or failed. The collapse of Lehman Brothers in particular led one large non-Calvert money market fund to "break the buck" (its share price fell below one dollar).

Shareholders in Calvert First Government Money Market Fund (Fund) should consider the Fund's participation in the U.S. Treasury Temporary Guarantee Program for Money Market Funds (Program). Coverage under the Program extends only to shareholders invested in the Fund as of the close of business on September 19, 2008 for the lesser of the number of Fund shares then owned by the shareholder or the number of shares currently owned. Accordingly, if a shareholder's investment in the Fund is reduced below the number of shares owned as of the close of business on September 19, 2008, that shareholder may lose the benefit of some or all of the Program's guarantee even if the redemption proceeds are invested in another money market fund (including any other Calvert money market fund). Amounts reinvested in the Fund following any such reduction will be guaranteed up to the number of Fund shares owned by the shareholder as of September 19, 2008 unless the shareholder closed the account before reinvesting. Shareholders should note, however, that, unless the Program is extended by the Treasury, it will expire on April 30, 2009.

Fund Information primary investments taxable money market NASDAQ symbol FVRXX CUSIP number 131577-10-8

Throughout the year, the Federal Reserve (Fed) intervened to thaw frozen money markets and combat the liquidity crunch--growing its assets by $1.3 trillion and pushing the target federal funds rate down to near zero percent. The U.S. Treasury introduced money market fund insurance and issued special Treasury bills to increase the Fed's assets. But despite all efforts, the economy sank into a recession and policymakers remain concerned about risk of prolonged recession and deflation in 2009.

In October, President Bush signed the Emergency Economic Stabilization Act to recapitalize weakened financial institutions. In November, the Fed committed to buying at least $600 billion of bad mortgage-backed debt from two government-sponsored mortgage agencies.

Overall, the yield on the 10-year Treasury note fell 1.79 percentage points to 2.25%1 in 2008. The rush to safety caused the three-month Treasury bill yield to plunge 3.36 percentage points to 0.11%--the lowest level since the beginning of World War II. Inflation, as represented by the consumer price index, rose at a 1.1% annualized pace2 and the economy is expected to post flat growth for all of 2008.3

Portfolio Strategy

In 2008, we focused on purchasing government agency securities in the six- to 12-month maturity range in an effort to ladder the maturity of the portfolio and take advantage of high yields before they fell due to any expected or actual interest-rate cuts. (A ladder is created by purchasing securities of different maturities that will mature at regular intervals.) In fact, the Fed cut its target federal funds rate seven times during the year, moving the rate from 4.25% to 0.25%. Since the one-month and three-month London Interbank Offered Rates (LIBOR) remained elevated relative to other money market indexes, we continued to hold variable-rate agency securities, which pay interest rates that are typically pegged to LIBOR. This provided an attractive yield for the Fund and should also allow us to take advantage of upward resets in the LIBOR rates whenever the Fed does begin to hike interest rates again.

Overall, our goal remains unchanged--to maintain a highly liquid portfolio by seeking to manage the portfolio conservatively with regard to average maturity, credit quality, liquidity, and diversification.

Past performance is no guarantee of future results.

An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio.
Investment Allocation	(% of Total Investments)
U.S. Government Agencies and Instrumentalities	65.8%
Taxable Variable Rate Demand Notes	34.2%
Total	100%

Portfolio Statistics

weighted average maturity
12.31.08	56 days
12.31.07	55 days

Class O average annual total return as of 12.31.08
1 year	2.42%
5 year	2.87%
10 year	2.95%

Class B average annual total return as of 12.31.08
1 year	1.13%
5 year	1.71%
10 year	1.82%

Class C average annual total return as of 12.31.08
1 year	1.10%
5 year	1.70%
10 year	1.82%

7-day simple/ effective yield as of 12.31.08
Class O	1.13%/1.13%
Class B	0.01%/0.01%
Class C	0.01%/0.01%

Outlook

The federal government will be center stage in 2009 as it tries to kick-start the economy with a fiscal stimulus package of at least $750 billion. We expect the credit markets to slowly recover over the next 12 months, but they remain dependent on some government support due to low consumer spending and business confidence. Banks that must rebuild capital will continue to restrict lending, so the credit crunch may last throughout 2009.

We expect the economy to contract for much of the year and the federal funds rate to remain near zero percent. At this point, we are not concerned about inflation, but we will be on alert if the economy recovers faster than expected.

January 2009

Please remember, this discussion reflects the views and opinions of Calvert Asset Management Company at December 31, 2008, the end of the reporting period. Our strategy and the Fund's portfolio composition may differ due to ever-changing market and economic conditions. While historical performance is no guarantee of future results, it may give you a better and more thorough understanding of our investment decisions and management philosophy.

1. Source for all interest rates: Federal Reserve

2. Source: Bureau of Labor Statistics consumer price index (CPI-U) for November 2008

3. Source: Commerce Dept. and Wall Street Journal December 2008 Survey of Professional Forecasters

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, (including sales charges on Class B and C redemptions); and (2) ongoing costs, including management fees; distribution (12b-1) fees on Class B and C shares; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2008 to December 31, 2008).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

The Fund charges a monthly low balance account fee of $3 to those shareholders whose account balance is less than $1,000. If the low balance fee applies to your account, you should subtract the fee from the ending account value in the chart below.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges on Class B and C shares. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 7/1/08	Ending Account Value 12/31/08	Expenses Paid During Period* 7/1/08 - 12/31/08
Class O
Actual	$1,000.00	$1,011.40	$3.55
Hypothetical	$1,000.00	$1,021.61	$3.56
(5% return per year before expenses)
Class B
Actual	$1,000.00	$1,005.10	$10.03
Hypothetical	$1,000.00	$1,015.14	$10.08
(5% return per year before expenses)
Class C
Actual	$1,000.00	$1,004.80	$10.01
Hypothetical	$1,000.00	$1,015.15	$10.07
(5% return per year before expenses)

* Expenses are equal to the Fund's annualized expense ratio of 0.70%, 1.99% and 1.99% for Class O, Class B, and Class C, respectively, multiplied by the average account value over the period, multiplied by 184/366.

Report of Independent Registered Public Accounting Firm

The Board of Trustees of First Variable Rate Fund for Government Income and

Shareholders of Calvert First Government Money Market Fund:

We have audited the accompanying statement of net assets of the Calvert First Government Money Market Fund (the Fund), the sole series of First Variable Rate Fund for Government Income, as of December 31, 2008, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2008, by correspondence with custodians and brokers. As to securities purchased or sold but not yet received or delivered, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Calvert First Government Money Market Fund as of December 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

KPMG LLP

Philadelphia, Pennsylvania
February 20, 2009

Statement of Net Assets
December 31, 2008
	Principal
Taxable Variable Rate Demand Notes - 33.2%	Amount	Value
Post Apartment Homes LP, 1.50%, 7/15/29, LOC: Fannie Mae,
U.S. Government Insured (r)	$42,135,000	$42,135,000
Rural Electric Coop Grantor Trust Certificates, 3.25%, 12/18/17,
BPA: JPMorgan Chase Bank, GA: U.S. Government (r)	29,160,000	29,160,000

Total Taxable Variable Rate Demand Notes (Cost $71,295,000)		71,295,000

U.S. Government Agencies and Instrumentalities - 63.9%
Fannie Mae Discount Notes, 12/10/09	2,000,000	1,985,717
Farmer Mac:
2.50%, 4/1/09	500,000	500,000
2.30%, 4/1/09	1,000,000	1,000,000
Federal Farm Credit Bank:
1.03%, 4/30/09 (r)	5,000,000	4,999,986
0.34%, 3/3/10	3,300,000	3,264,740
0.861%, 11/24/10 (r)	3,000,000	2,998,304
Federal Home Loan Bank:
2.875%, 1/30/09	500,000	500,000
1.77%, 2/5/09 (r)	1,000,000	1,000,000
2.80%, 2/6/09	1,000,000	1,000,000
2.17%, 2/11/09 (r)	4,000,000	3,999,968
2.116%, 2/18/09 (r)	5,000,000	5,006,047
2.83%, 3/3/09	1,000,000	1,000,000
2.85%, 3/4/09	2,000,000	2,000,000
1.095%, 3/13/09 (r)	1,000,000	999,468
2.50%, 4/7/09	250,000	250,000
4.154%, 4/7/09 (r)	2,000,000	1,999,139
2.42%, 4/21/09	1,000,000	1,000,000
2.52%, 4/21/09	1,000,000	1,000,000
0.391%, 4/24/09 (r)	4,000,000	4,000,000
3.541%, 4/24/09 (r)	1,000,000	1,000,000
2.625%, 4/30/09	1,000,000	1,000,000
0.59%, 5/12/09 (r)	3,000,000	2,983,662
1.991%, 5/27/09 (r)	1,000,000	1,000,141
6.30%, 6/3/09	500,000	507,661
3.125%, 6/18/09	1,000,000	1,000,162
3.125%, 7/14/09	1,000,000	1,000,168
1.73%, 8/10/09 (r)	2,000,000	2,000,000
0.438%, 8/21/09 (r)	5,000,000	5,000,000
1.826%, 9/4/09 (r)	2,000,000	2,000,000
1.135%, 9/14/09 (r)	1,000,000	999,589
0.40%, 9/18/09 (r)	1,000,000	1,000,000
0.824%, 9/18/09 (r)	1,000,000	997,848
2.80%, 9/24/09	1,000,000	999,964
4.449%, 10/13/09 (r)	1,000,000	1,000,331
3.10%, 10/14/09	500,000	500,000
3.50%, 10/14/09	500,000	500,000
3.50%, 10/20/09	500,000	500,000

U.S. Government Agencies	Principal
and Instrumentalities - Cont'd	Amount	Value
2.013%, 12/7/09 (r)	$1,000,000	$998,656
5.00%, 12/11/09	1,000,000	1,037,112
STEP, 1.55% to 6/15/09, 3.00% thereafter to 12/15/09 (r)	2,000,000	2,000,000
1.741%, 12/15/09 (r)	1,500,000	1,497,301
1.806%, 1/8/10 (r)	1,000,000	999,303
2.318%, 2/10/10 (r)	1,000,000	1,000,478
2.204%, 2/19/10 (r)	3,000,000	2,994,239
1.356%, 3/26/10 (r)	1,750,000	1,746,433
Federal Home Loan Bank Discount Notes:
1/2/09	8,000,000	8,000,000
2/12/09	5,000,000	4,998,833
2/27/09	100,000	99,953
3/13/09	155,000	154,908
3/16/09	130,000	129,920
4/2/09	100,000	99,874
4/15/09	450,000	449,675
4/20/09	200,000	199,758
4/21/09	100,000	99,847
4/30/09	1,000,000	990,350
5/1/09	100,000	99,833
5/5/09	1,240,000	1,229,419
5/22/09	100,000	99,883
6/16/09	100,000	99,769
7/31/09	100,000	99,619
8/21/09	1,500,000	1,473,352
9/3/09	1,000,000	980,604
9/30/09	775,000	764,978
11/17/09	500,000	490,222
12/16/09	1,000,000	992,244
Freddie Mac:
2.60%, 3/17/09	500,000	500,000
2.40%, 4/7/09	250,000	250,000
2.60%, 5/20/09	1,000,000	1,000,000
2.75%, 6/5/09	1,000,000	1,000,000
3.15%, 7/21/09	1,000,000	1,000,000
3.15%, 7/28/09	1,000,000	1,000,030
0.854%, 9/18/09 (r)	2,000,000	2,000,427
0.488%, 9/21/09 (r)	2,000,000	1,999,256
0.514%, 10/19/09 (r)	3,000,000	2,996,467
4.75%, 11/3/09	1,000,000	1,018,117
1.79%, 12/7/09 (r)	1,000,000	1,000,000
4.00%, 12/15/09	1,000,000	1,026,822
1.90%, 12/16/09	2,000,000	2,000,000
1.20%, 12/23/09	1,000,000	1,000,000
Freddie Mac Discount Notes:
4/23/09	1,000,000	999,689
5/6/09	1,000,000	999,479
6/9/09	1,000,000	998,896
11/9/09	1,000,000	983,533
12/7/09	1,000,000	991,500

U.S. Government Agencies	Principal
and Instrumentalities - Cont'd	Amount	Value
Overseas Private Investment Corp. VRDN:
0.65%, 11/15/13, GA: U.S. Government (r)	$9,302,326	$9,302,326
0.65%, 5/15/21, GA: U.S. Government (r)	9,000,000	9,000,000

Total U.S. Government Agencies And Instrumentalities (Cost $137,386,000)		137,386,000

TOTAL INVESTMENTS (Cost $208,681,000) - 97.1%		208,681,000
Other assets and liabilities, net - 2.9%		6,220,048
Net Assets - 100%		$214,901,048

Net Assets Consist of:
Paid-in capital applicable to the following shares of beneficial interest, unlimited number of no par value shares authorized:
Class O: 205,933,435 shares outstanding		$205,930,234
Class B: 3,899,292 shares outstanding		3,899,195
Class C: 5,031,491 shares outstanding		5,031,386
Undistributed net investment income		40,233

Net Assets		$214,901,048

Net Asset Value Per Share
Class O (based on net assets of $205,970,147)		$1.00
Class B (based on net assets of $3,899,444)		$1.00
Class C (based on net assets of $5,031,457)		$1.00

(r) The coupon rate shown on floating or adjustable rate securities represents the rate at period end.

Abbreviations:
BPA: Bond-Purchase Agreement
GA: Guaranty Agreement
LOC: Letter of Credit
LP: Limited Partnership
VRDN: Variable Rate Demand Note
STEP: Stepped Coupon bond for which the coupon rate of interest will adjust on specific future date(s)

See notes to financial statements.

Statement of Operations
Year Ended December 31, 2008
Net Investment Income
Investment Income:
Interest income	$5,777,834

Expenses:
Investment advisory fee	465,923
Transfer agency fees and expenses	241,621
Distribution plan expenses:
Class B	26,166
Class C	27,643
Trustees' fees and expenses	7,578
Accounting fees	29,808
Administrative fees:
Class O	452,470
Class B	6,542
Class C	6,911
Custodian fees	31,977
Registration fees	48,771
Reports to shareholders	26,021
Professional fees	23,990
Miscellaneous	32,694
Total expenses	1,428,115
Reimbursement from Advisor:
Class B	(6,407)
Class C	(5,550)
Fees paid indirectly	(25,712)
Net expenses	1,390,446

Net Investment Income	4,387,388

Realized Gain (Loss)
Net realized gain (loss) on investments	35,369

Increase (Decrease) in Net Assets
Resulting from Operations	$4,422,757

See notes to financial statements.

Statements of Changes in Net Assets
	Year Ended	Year Ended
	December 31,	December 31,
Increase (Decrease) in Net Assets	2008	2007
Operations:
Net investment income	$4,387,388	$7,705,320
Net realized gain (loss)	35,369	75

Increase (Decrease) in Net Assets
Resulting from Operations	4,422,757	7,705,395

Distributions to shareholders from
Net investment income:
Class O shares	(4,328,099)	(7,612,363)
Class B shares	(28,295)	(55,725)
Class C shares	(28,960)	(45,420)
Total distributions	(4,385,354)	(7,713,508)

Capital share transactions:
Shares sold:
Class O shares	150,087,850	103,507,990
Class B shares	4,166,288	1,818,874
Class C shares	6,129,207	1,860,552
Reinvestment of distributions:
Class O shares	4,324,640	7,490,719
Class B shares	26,135	49,545
Class C shares	25,372	42,073
Shares redeemed:
Class O shares	(122,313,323)	(109,159,806)
Class B shares	(2,336,165)	(1,607,785)
Class C shares	(3,064,676)	(982,573)
Total capital share transactions	37,045,328	3,019,589

Total Increase (Decrease) in Net Assets	37,082,731	3,011,476

Net Assets
Beginning of year	177,818,317	174,806,841
End of year (including undistributed net investment income
of $40,233 and $2,830, respectively)	$214,901,048	$177,818,317

See notes to financial statements.

	Year Ended	Year Ended
	December 31,	December 31,
Capital Share Activity	2008	2007
Shares sold:
Class O shares	150,087,795	103,507,850
Class B shares	4,166,288	1,818,874
Class C shares	6,129,207	1,860,552
Reinvestment of distributions:
Class O shares	4,324,640	7,490,719
Class B shares	26,135	49,545
Class C shares	25,373	42,073
Shares redeemed:
Class O shares	(122,313,324)	(109,159,806)
Class B shares	(2,336,165)	(1,607,785)
Class C shares	(3,064,676)	(982,573)
Total capital share activity	37,045,273	3,019,449

See notes to financial statements.

Notes to Financial Statements

Note A -- Significant Accounting Policies

General: The Calvert First Government Money Market Fund (the "Fund"), the only series of First Variable Rate Fund for Government Income, is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund offers three classes of shares of beneficial interest. Class O shares are sold to the public, with no front-end sales charge at the time of purchase and no back-end load when they are redeemed. Class B shares may be purchased only by exchange from Class B shares of other Calvert Group Funds. Class B shares are sold without a front-end sales charge at the time of purchase, but may be subject to a deferred sales charge upon redemption of the Fund in which the Class B shares were originally purchased. Class C shares may be purchased only by exchange from Class C shares of another Calvert Group Fund. Class C shares are sold without a front-end sales charge at the time of purchase. They may be subject to a deferred sales charge if they are redeemed within one year after purchase of the Class C shares in the original Fund. Class B and C shares have higher expenses than Class O shares, including Distribution Plan expenses. Class O shares are not subject to a Distribution Plan.

Security Valuation: Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time). Securities are valued at amortized cost which approximates fair value in accordance with Rule 2a-7 of the Investment Company Act of 1940.

Effective January 1, 2008, the Fund adopted Financial Accounting Standards Board Statement on Financial Accounting Standards No. 157, "Fair Value Measurements." This standard establishes a single authoritative definition of fair value, creates a three-tier hierarchy as a framework for measuring fair value based on inputs used to value the Fund's investments and requires additional disclosures about fair value measurements.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below:

Level 1 -- quoted prices in active markets for identical securities

Level 2 -- other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 -- significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, money market securities are valued using amortized cost, in accordance with rules under the Investment Company Act of 1940. Generally, amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

Changes in valuation techniques may result in transfers in or out of an investment's assigned level within the hierarchy during the period. For additional information on the Fund's policy regarding valuation of investments, please refer to the Fund's most recent prospectus.

The following is a summary of the inputs used to value the Fund's net assets as of December 31, 2008:

Valuation Inputs	Investments in Securities
Level 1 - Quoted Prices	--
Level 2 - Other Significant Observable Inputs	$208,681,000
Level 3 - Significant Unobservable Inputs	--
Total	$208,681,000

Repurchase Agreements: The Fund may enter into repurchase agreements with recognized financial institutions or registered broker/dealers and, in all instances, holds underlying securities with a value exceeding the total repurchase price, including accrued interest. Although risk is mitigated by the collateral, the Fund could experience a delay in recovering its value and a possible loss of income or value if the counterparty fails to perform in accordance with the terms of the agreement.

Security Transactions and Investment Income: Security transactions are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned. Investment income and realized gains and losses are allocated to separate classes of shares based upon the relative net assets of each class. Expenses arising in connection with a class are charged directly to that class. Expenses common to the classes are allocated to each class in proportion to their relative net assets.

Distributions to Shareholders: Distributions to shareholders are recorded by the Fund on ex-dividend date. Dividends from net investment income are accrued daily and paid monthly. Distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; accordingly, periodic reclassifications are made within the Fund's capital accounts to reflect income and gains available for distribution under income tax regulations.

Estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Expense Offset Arrangements: The Fund has arrangements with its custodian banks whereby the custodians' fees may be paid indirectly by credits earned on the Fund's cash on deposit with the banks. These credits are used to reduce the Fund's expenses. Such deposit arrangements may be an alternative to overnight investments.

Federal Income Taxes: No provision for federal income or excise tax is required since the Fund intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.

The Fund is subject to the provisions of FASB Interpretation No. 48, Accounting for Uncertainties in Income Taxes (FIN 48). FIN 48 sets forth a minimum threshold for financial statement recognition, measurement and disclosure of a tax position taken or expected to be taken in a tax return. The implementation of FIN 48 did not result in any unrecognized tax benefits in the accompanying financial statements or in any of the open tax years; thus, no provision for income tax is required. Each of the Fund's federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

Treasury's Guarantee Plan For Money Market Funds: The Money Market Portfolio has elected to participate in the U.S. Department of the Treasury's Guarantee Program for Money Market Funds (the "Program"). The Program was made available on September 29, 2008 and protects shareholders of record on September 19, 2008 from losses if the Portfolio is unable to maintain a $1.00 net asset value. Covered shareholders will receive $1.00 per share upon liquidation of the Fund, subject to adjustment and the overall amount available to all money market funds participating in the Program. The Portfolio will bear the expense of its participation in the Program. For the initial three months of the Program, the participation fee was 0.01% of the Portfolio's net assets as of September 19, 2008 (accordingly, the Portfolio's gross expenses will increase by this amount). Given that asset levels may vary, the yield impact of these fees may vary over time. The Program was initially scheduled to terminate on December 18, 2008, but has been extended by the Treasury Department through April 30, 2009. For the extension of the Program (through April 30, 2009), the Fund made an extension payment of 0.015% of the Portfolio's net assets as of September 19, 2008.

Note B -- Related Party Transactions

Calvert Asset Management Company, Inc. (the "Advisor") is wholly-owned by Calvert Group, Ltd. ("Calvert"), which is indirectly wholly-owned by UNIFI Mutual Holding Company. The Advisor provides investment advisory services and pays the salaries and fees of officers and Trustees of the Fund who are employees of the Advisor or its affiliates. For its services, the Advisor receives a monthly fee based on the following annual rates of average daily net assets: .25% on the first $500 million, .225% on the next $400 million, .20% on the next $400 million, .175% on the next $700 million and .15% on the excess of $2 billion. Under the terms of the agreement, $45,924 was payable at year end. In addition $55,845 was payable at year end for operating expenses paid by Advisor during December 2008.

The Advisor has agreed to limit net annual Fund operating expenses through April 30, 2009. The contractual expense cap is 2.00% for Class B and Class C. For the purpose of this expense limit, operating expenses do not include interest expense, brokerage commissions, taxes and extraordinary expenses. To the extent any expense offset credits are earned, the Advisor's obligation under the contractual limitation may be reduced and the Advisor may benefit from the expense offset arrangement.

Calvert Administrative Services Company ("CASC"), an affiliate of the Advisor, provides administrative services to the Fund for an annual fee. Class O, Class B and Class C pay an annual rate of .25%, based on their average daily net assets. Under the terms of the agreement, $45,924 was payable at year end.

Calvert Distributors, Inc., an affiliate of the Advisor, is the distributor and principal underwriter for the Fund. Distribution Plans, adopted by Class B and C shares, allow the Fund to pay the distributor for expenses and services associated with distribution of shares. The expenses paid may not exceed 1.00% annually of average daily net assets of Class B and Class C. Under the terms of the agreement, $7,464 was payable at year end.

Calvert Shareholder Services, Inc. ("CSSI"), an affiliate of the Advisor, is the shareholder servicing agent for the Fund. For its services, CSSI received a fee of $120,405 for the year ended December 31, 2008. Under terms of the agreement, $10,635 was payable at year end. Boston Financial Data Services, Inc., is the transfer and dividend disbursing agent.

Each Trustee of the Fund who is not an employee of the Advisor or its affiliates receives an annual retainer of $32,000 plus $1,500 for each Board and Committee meeting attended. Trustee fees are allocated to each of the funds served.

Note C -- Investment Activity

The cost of investments owned at December 31, 2008 for federal income tax purposes was $208,681,000.

The tax character of dividends and distributions for the years ended December 31, 2008 and December 31, 2007 was as follows:

	2008	2007
Ordinary income	$4,385,354	$7,713,508
Total	$4,385,354	$7,713,508

As of December 31, 2008, the components of distributable earnings / (accumulated losses) on a tax basis were as follows:

Undistributed ordinary income	$40,233
Total	$40,233

Reclassifications, as shown in the table below, have been made to the Fund's components of net assets to reflect income and gains available for distribution (or available capital loss carryovers, as applicable) under income tax law and regulations. These reclassifications are due to permanent book-tax differences and have no impact on net assets. The primary permanent differences causing such reclassification are the recharacterization of distributions.

Undistributed net investment income	$35,369
Accumulated net realized gain (loss)	(35,369)

The Fund may sell or purchase securities from other Funds managed by the Advisor, typically short-term variable rate demand notes. Interportfolio transactions are primarily used for cash management purposes. Interportfolio transactions are made pursuant to Rule 17a-7 of the Investment Company Act of 1940. For the year ended December 31, 2008, purchases and sales transactions were $329,110,000 and $302,300,000, respectively.

Note D -- Line of Credit

A financing agreement is in place with all Calvert Group Funds (except for the Calvert Social Investment Fund Enhanced Equity Portfolio) and State Street Corporation ("SSC"). Under the agreement, SSC an unsecured line of credit facility, in the aggregate amount of $50 million ($25 million committed and $25 million uncommitted), accessible by the Funds for temporary or emergency purposes only. Borrowings under the committed facility bear interest at the overnight Federal Funds Rate plus .50% per annum. A commitment fee of .10% per annum is incurred on the unused portion of the committed facility, which is allocated to all participating funds. The Fund had no loans outstanding pursuant to this line of credit at December 31, 2008. For the year ended December 31, 2008, borrowing information by the Fund under the Agreement was as follows:

Average Daily Balance	Weighted Average interest Rate	Maximum Amount Borrowed	Month of Maximum Amount Borrowed
$16,614	2.61%	$805,462	March 2008

Financial Highlights
		Years Ended
	December 31,	December 31,	December 31,
Class O Shares	2008	2007	2006
Net asset value, beginning	$1.00	$1.00	$1.00
Income from investment operations
Net investment income	.024	.044	.042
Distributions from
Net investment income	(.024)	(.044)	(.042)
Net asset value, ending	$1.00	$1.00	$1.00
Total return*	2.42%	4.50%	4.33%
Ratios to average net assets: A
Net investment income	2.39%	4.39%	4.24%
Total expenses	.72%	.74%	.73%
Expenses before offsets	.72%	.74%	.73%
Net expenses	.71%	.71%	.71%
Net assets, ending (in thousands)	$205,970	$173,834	$172,003

	Years Ended
	December 31,	December 31,
Class O Shares	2005	2004
Net asset value, beginning	$1.00	$1.00
Income from investment operations
Net investment income	.025	.007
Distributions from
Net investment income	(.025)	(.007)
Net asset value, ending	$1.00	$1.00

Total return*	2.50%	.66%#
Ratios to average net assets: A
Net investment income	2.46%	.65%
Total expenses	.76%	.78%
Expenses before offsets	.76%	.77%
Net expenses	.75%	.77%
Net assets, ending (in thousands)	$165,619	$178,215

See notes to financial highlights.

Financial Highlights
		Years Ended
	December 31,	December 31,	December 31,
Class B Shares	2008	2007	2006
Net asset value, beginning	$1.00	$1.00	$1.00
Income from investment operations
Net investment income	.011	.031	.029
Distributions from
Net investment income	(.011)	(.031)	(.029)
Net asset value, ending	$1.00	$1.00	$1.00

Total return*	1.13%	3.17%	2.99%
Ratios to average net assets: A
Net investment income	1.08%	3.08%	2.95%
Total expenses	2.25%	2.47%	2.51%
Expenses before offsets	2.01%	2.02%	2.02%
Net expenses	1.99%	2.00%	2.00%
Net assets, ending (in thousands)	$3,899	$2,043	$1,782

	Years Ended
	December 31,	December 31,
Class B Shares	2005	2004
Net asset value, beginning	$1.00	$1.00
Income from investment operations
Net investment income	.012	**
Distributions from
Net investment income	(.012)	**
Net asset value, ending	$1.00	$1.00

Total return*	1.25%	.03%
Ratios to average net assets: A
Net investment income	1.15%	.03%
Total expenses	2.45%	2.30%
Expenses before offsets	2.01%	1.42%
Net expenses	2.00%	1.41%
Net assets, ending (in thousands)	$2,048	$2,862

See notes to financial highlights.

Financial Highlights
		Years Ended
	December 31,	December 31,	December 31,
Class C Shares	2008	2007	2006
Net asset value, beginning	$1.00	$1.00	$1.00
Income from investment operations
Net investment income	.011	.031	.029
Distributions from
Net investment income	(.011)	(.031)	(.029)
Net asset value, ending	$1.00	$1.00	$1.00

Total return*	1.10%	3.17%	2.98%
Ratios to average net assets: A
Net investment income	1.04%	3.08%	2.92%
Total expenses	2.21%	2.58%	2.83%
Expenses before offsets	2.01%	2.02%	2.02%
Net expenses	1.99%	2.00%	2.00%
Net assets, ending (in thousands)	$5,031	$1,941	$1,022

	Years Ended
	December 31,	December 31,
Class C Shares	2005	2004
Net asset value, beginning	$1.00	$1.00
Income from investment operations
Net investment income	.012	**
Distributions from
Net investment income	(.012)	**
Net asset value, ending	$1.00	$1.00

Total return*	1.24%	.03%
Ratios to average net assets: A
Net investment income (loss)	1.20%	.03%
Total expenses	2.74%	2.70%
Expenses before offsets	2.01%	1.43%
Net expenses	2.00%	1.43%
Net assets, ending (in thousands)	$1,320	$1,506

A     Total expenses do not reflect amounts reimbursed and/or waived by the Advisor or reductions from expense offset arrangements. Expenses before offsets reflect expenses after reimbursement and/or waiver by the Advisor but prior to reductions from expense offset arrangements. Net expenses are net of all reductions and represent the net expenses paid by the Fund.

#     On December 31, 2004, the Advisor voluntarily contributed $291,890 to the Fund's Class O shares to offset some embedded capital losses in the Fund's NAV, which are not deductible for tax purposes. This transaction was deemed a "payment by affiliate." This payment by affiliate is not available for distribution and therefore does not affect total return.

*     Total return is not annualized for periods less than one year.

**     Net investment income and distributions were less than $.001 per share.

See notes to financial statements.

Explanation of Financial Tables

Schedule of Investments

The Schedule of Investments is a snapshot of all securities held in the fund at their market value, on the last day of the reporting period. Securities are listed by asset type (e.g., common stock, corporate bonds, U.S. government obligations) and may be further broken down into sub-groups and by industry classification.

Statement of Assets and Liabilities

The Statement of Assets and Liabilities is often referred to as the fund's balance sheet. It lists the value of what the fund owns, is due and owes on the last day of the reporting period. The fund's assets include the market value of securities owned, cash, receivables for securities sold and shareholder subscriptions, and receivables for dividends and interest payments that have been earned, but not yet received. The fund's liabilities typically include payables for securities purchased and shareholder redemptions, and expenses owed but not yet paid. The statement also reports the fund's net asset value (NAV) per share on the last day of the reporting period. The NAV is calculated by dividing the fund's net assets (assets minus liabilities) by the number of shares outstanding. This statement is accompanied by a Schedule of Investments. Alternatively, if certain conditions are met, a Statement of Net Assets may be presented in lieu of this statement and the Schedule of Investments.

Statement of Net Assets

The Statement of Net Assets provides a detailed list of the fund's holdings, including each security's market value on the last day of the reporting period. The Statement of Net Assets includes a Schedule of Investments. Other assets are added and other liabilities subtracted from the investments total to calculate the fund's net assets. Finally, net assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) per share.

At the end of the Statement of Net Assets is a table displaying the composition of the fund's net assets. Paid in Capital is the money invested by shareholders and represents the bulk of net assets. Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the amounts the fund had available to distribute to shareholders as of the statement date. Accumulated Realized Losses will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

Statement of Operations

The Statement of Operations summarizes the fund's investment income earned and expenses incurred in operating the fund. Investment income includes dividends earned from stocks and interest earned from interest-bearing securities in the fund. Expenses incurred in operating the fund include the advisory fee paid to the investment advisor, administrative services fees, distribution plan expenses (if applicable), transfer agent fees, shareholder servicing expenses, custodial, legal, and audit fees, and the printing and postage expenses related to shareholder reports. Expense offsets (fees paid indirectly) are also shown. Credits earned from offset arrangements are used to reduce the fund's expenses. This statement also shows net gains (losses) realized on the sale of investments and the increase or decrease in the unrealized appreciation (depreciation) on investments held during the period.

Statement of Changes in Net Assets

The Statement of Changes in Net Assets shows how the fund's total net assets changed during the two most recent reporting periods. Changes in the fund's net assets are attributable to investment operations, distributions and capital share transactions.

The Operations section of the report summarizes information detailed in the Statement of Operations. The Distribution section shows the dividend and capital gain distributions made to shareholders. The amounts shown as distributions in this section may not match the net investment income and realized gains amounts shown in the Operations section because distributions are determined on a tax basis and certain investments or transactions may be treated differently for financial statement and tax purposes. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, and the amounts redeemed. The corresponding numbers of shares issued, reinvested and redeemed are shown at the end of the report.

Financial Highlights

The Financial Highlights table provides a per-share breakdown by class of the components that affect the fund's net asset value for current and past reporting periods. The table provides total return, total distributions, expense ratios, portfolio turnover and net assets for the applicable period. Total return is a measure of a fund's performance that encompasses all elements of return: dividends, capital gain distributions and changes in net asset value. Total return is the change in value of an investment over a given period, assuming reinvestment of any dividends and capital gain distributions, expressed as a percentage of the initial investment. Total distributions include distributions from net investment income and net realized gains. Long-term gains are earned on securities held in the fund more than one year. Short-term gains, on the sale of securities held less than one year, are treated as ordinary dividend income for tax purposes. The expense ratio is a fund's cost of doing business, expressed as a percentage of net assets. These expenses directly reduce returns to shareholders. Portfolio turnover measures the trading activity in a fund's investment portfolio -- how often securities are bought and sold by a fund. Portfolio turnover is affected by market conditions, changes in the size of the fund, the nature of the fund's investments and the investment style of the portfolio manager.

PROXY VOTING

The Proxy Voting Guidelines of the Calvert Funds that the Fund uses to determine how to vote proxies relating to portfolio securities are provided as an Appendix to the Fund's Statement of Additional Information. The Statement of Additional Information can be obtained free of charge by calling the Fund at 1-800-368-2745, by visiting the Calvert website at www.calvert.com; or by visiting the SEC's website at www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund's website at www.calvert.com and on the SEC's website at www.sec.gov.

Availability of Quarterly Portfolio Holdings

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Form N-Q is available on the SEC's website at www.sec.gov. The Fund's Form N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Basis for Board's Approval of Investment Advisory Contract

At a meeting held on December 3, 2008, the Board of Trustees, and by a separate vote, the disinterested Trustees, approved the continuance of the Investment Advisory Agreement between the Trust and the Advisor with respect to the Fund.

In evaluating the Investment Advisory Agreement, the Board considered a variety of information relating to the Fund and the Advisor. The disinterested Trustees reviewed a report prepared by the Advisor regarding various services provided to the Fund by the Advisor and its affiliates. Such report included, among other data, information regarding the Advisor's personnel and the Advisor's revenue and cost of providing services to the Fund, and a separate report prepared by an independent third party, which provided a statistical analysis comparing the Fund's investment performance, expenses, and fees to comparable mutual funds.

The disinterested Trustees were separately represented by independent legal counsel with respect to their consideration of the reapproval of the Investment Advisory Agreement. Prior to voting, the disinterested Trustees reviewed the proposed continuance of the Investment Advisory Agreement with management and also met in private sessions with their counsel at which no representatives of management were present.

In the course of its deliberations regarding the Investment Advisory Agreement, the Board considered the following factors, among others: the nature, extent and quality of the services provided by the Advisor, including the personnel providing such services; the Advisor's financial condition; the level and method of computing the Fund's advisory fee; comparative performance, fee and expense information for the Fund; the profitability of the Calvert Group of Funds to the Advisor; the direct and indirect benefits, if any, derived by the Advisor from its relationship with the Fund; the effect of the Fund's growth and size on the Fund's performance and expenses; the Advisor's compliance programs and policies; the Advisor's performance of substantially similar duties for other funds; and any possible conflicts of interest.

In considering the nature, extent and quality of the services provided by the Advisor under the Investment Advisory Agreement, the Board reviewed information provided by the Advisor relating to its operations and personnel, including, among other information, biographical information on the Advisor's investment, supervisory and professional staff and descriptions of its organizational and management structure. The Board also took into account similar information provided periodically throughout the previous year by the Advisor as well as the Board's familiarity with management through Board of Trustees' meetings, discussions and other reports. The Board considered the Advisor's management style and its performance in employing its investment strategies as well as its current level of staffing and overall resources. The Advisor's administrative capabilities, including its ability to supervise the other service providers for the Fund, were also considered. The Board concluded that it was satisfied with the nature, extent and quality of services provided to the Fund by the Advisor under the Investment Advisory Agreement.

In considering the Fund's performance, the Board noted that it reviewed on a quarterly basis detailed information about the Fund's performance results, portfolio composition and investment strategies. The Board also reviewed various comparative data provided to it in connection with its consideration of the renewal of the Investment Advisory Agreement, including, among other information, a comparison of the Fund's total return with its Lipper index and with that of other mutual funds deemed to be in its peer group by an independent third party in its report. This comparison indicated that the Fund's performance was above the median of its peer group for the one- and five-year periods ended June 30, 2008, and at the median of its peer group for the three-year period ended June 30, 2008. The data also indicated that the Fund outperformed its Lipper index for the one-year period ended June 30, 2008, underperformed its Lipper index for the five- year period ended June 30, 2008 and was equal to its Lipper index for the three-year period ended June 30, 2008. The Board noted the Fund's improved performance. Based upon its review, the Board concluded that the Fund's performance is satisfactory.

In considering the Fund's fees and expenses, the Board compared the Fund's fees and total expense ratio with various comparative data for the funds in its peer group. Among other findings, the data indicated that the Fund's advisory fee (after taking into account expense reimbursements) was below the median of its peer group and that total expenses (net of expense reimbursements) were above the median of its peer group. The Board also took into account the Advisors' current undertaking to maintain expense limitations for the Fund's Class B and Class C shares. The Board also took into account management's discussion of the Fund's expenses and certain factors that affected the level of such expenses. Based upon its review, the Board concluded that the advisory fee was reasonable in view of the high quality of services received by the Fund from the Advisor and the other factors considered.

The Board reviewed the Advisor's profitability on a Fund-by-Fund basis. In reviewing the overall profitability of the advisory fee to the Fund's Advisor, the Board also considered the fact that affiliates of the Advisor provided shareholder servicing and administrative services to the Fund for which they received compensation. The information considered by the Board included Calvert's operating profit margin information both before and after tax expenses with respect to the services that the Advisor and its affiliates provided to the Calvert Group of Funds complex. The Board reviewed the profitability of the Advisor's relationship with the Fund in terms of the total amount of annual advisory fees it received with respect to the Fund and whether the Advisor had the financial wherewithal to continue to provide a high level of services to the Fund. The Board also considered that the Advisor derived benefits to its reputation and other indirect benefits from its relationship with the Fund. The Board also noted that the Advisor reimbursed expenses of the Fund's Class B and C shares. Based upon its review, the Board concluded that the Advisor's level of profitability from its relationship with the Fund was reasonable.

The Board considered the effect of the Fund's current size and potential growth on its performance and fees. The Board noted that the Fund's advisory fee schedule contained breakpoints that would reduce the advisory fee rate on assets above certain specified asset levels as the Fund's assets increased. The Board noted that the Fund had not yet reached the specified asset level at which a breakpoint to its advisory fee would be triggered. The Board also noted that if the Fund's assets increased over time, the Fund might realize other economies of scale if assets increased proportionally more than certain other expenses.

In reapproving the Investment Advisory Agreement, the Board, including the disinterested Trustees, did not identify any single factor as controlling, and each Trustee attributed different weight to various factors.

Conclusions

The Board reached the following conclusions regarding the Investment Advisory Agreement, among others: (a) the Advisor has demonstrated that it possesses the capability and resources to perform the duties required of it under the Investment Advisory Agreement; (b) the Advisor maintains appropriate compliance programs; (c) performance of the Fund is satisfactory in relation to the performance of funds with similar investment objectives and to relevant indices; (d) the Advisor is likely to execute its investment strategies consistently over time; and (e) the Fund's advisory fee is reasonable in relation to those of similar funds and to the services to be provided by the Advisor. Based on its conclusions, the Board determined that reapproval of the Investment Advisory Agreement would be in the interests of the Fund and its shareholders.

Trustee and Officer Information Table
Name & Age	Position with Fund	Position Start Date	Principal Occupation During Last 5 Years	(Not Applicable to Officers)
				# of Calvert Portfolios Overseen	Other Directorships
INDEPENDENT TRUSTEES/DIRECTORS
RICHARD L. BAIRD, JR. AGE: 60	Trustee/ Director	1976 (CTFR - 1980) (CMF - 1992)	President and CEO of Adagio Health Inc. (formerly Family Health Council, Inc.) in Pittsburgh, PA, a non-profit corporation which provides family planning services, nutrition, maternal/child health care, and various health screening services and community preventive health programs.	30
DOUGLAS E. FELDMAN, M.D. AGE: 60	Trustee/ Director	1982 (CMF - 1992)	Managing partner of Feldman Otolaryngology, Head and Neck Surgery in Washington, D.C. A graduate of Harvard Medical School, he is Associate Professor of Otolaryngology, Head and Neck Surgery at Georgetown University and George Washington University Medical School, and past Chairman of the Department of Otolaryngology, Head and Neck Surgery at the Washington Hospital Center. He is included in The Best Doctors in America.	13
JOHN G. GUFFEY, JR. AGE: 60	Trustee/ Director	1976 (CTFR - 1980) (CMF - 1992)	Treasurer and Director of Silby, Guffey and Co., Inc., a venture capital firm (inactive as of 2003) and President of Aurora Press Inc., a privately held publisher of trade paperbacks (since 1998).	30	Ariel Funds (3) Calvert Social Investment Foundation Calvert Ventures, LLC
M. CHARITO KRUVANT AGE: 63	Trustee/ Director	1996	President and CEO of Creative Associates International, Inc., a firm that specializes in human resources development, information management, public affairs and private enterprise development.	41	Acacia Federal Savings Bank Summit Foundation The Community Foundation for the National Capital Region
ARTHUR J. PUGH AGE: 71	Trustee/ Director	1982 (CMF - 1992)	Retired executive.	41	Acacia Federal Savings Bank
INTERESTED TRUSTEES
BARBARA J. KRUMSIEK AGE: 56	Trustee/ Director & President	1997	President, Chief Executive Officer and Chair of Calvert Group, Ltd.	58	Calvert Social Investment Foundation Pepco Holdings, Inc. Acacia Life Insurance Company (Chair) UNIFI Mutual Holding Company Ameritas Holding Company
DAVID R. ROCHAT AGE: 71	Trustee/ Director & Senior Vice President	1980 (CMF - 1992)	Executive Vice President of Calvert Asset Management Company, Inc. (prior to 2008) and Director and President of Chelsea Securities, Inc.	13	Government Scientific Source, Inc. Chelsea Securities, Inc. Vermont Quality Meats
D. WAYNE SILBY, Esq. AGE: 60	Trustee/ Director & Chair	1976 (CTFR - 1980) (CMF - 1992)	Mr. Silby is the founding Chair of the Calvert Funds. He is the Chair-Elect and a principal of Syntao.com, a Beijing-based company promoting corporate social responsibility. He was an officer and director of Silby, Guffey and Co., Inc., a venture capital firm (inactive as of 2003).	30	UNIFI Mutual Holding Company Calvert Social Investment Foundation Grameen Foundation USA Studio School Fund Syntao.com China The ICE Organization
OFFICERS
KAREN BECKER AGE: 56	Chief Compliance Officer	2005	Chief Compliance Officer for the Calvert Funds. Prior to 2005, Ms. Becker was Senior Vice President of Calvert Group, Ltd. and Head of Calvert Client Services.
SUSAN WALKER BENDER, Esq. AGE: 50	Assistant Vice President & Assistant Secretary	1988 (CMF - 1992)	Assistant Vice President, Assistant Secretary and Associate General Counsel of Calvert Group, Ltd.
THOMAS DAILEY AGE: 44	Vice President	2004	Vice President of Calvert Asset Management Company, Inc .
IVY WAFFORD DUKE, Esq. AGE: 40	Assistant Vice President & Assistant Secretary	1996	Assistant Vice President, Assistant Secretary and Associate General Counsel of Calvert Group, Ltd., and since 2004, Chief Compliance Officer for Calvert Asset Management Company, Inc.
TRACI L. GOLDT AGE: 35	Assistant Secretary	2004	Executive Assistant to General Counsel, Calvert Group, Ltd.
GREGORY B. HABEEB AGE: 59	Vice President	2004	Senior Vice President of Calvert Asset Management Company, Inc.
DANIEL K. HAYES AGE: 58	Vice President	1996	Senior Vice President of Calvert Asset Management Company, Inc.
HUI PING HO, CPA Age: 44	Assistant Treasurer	2000	Tax Compliance Manager of Calvert Group, Ltd.
LANCELOT A. KING, Esq. AGE: 38	Assistant Vice President & Assistant Secretary	2002	Assistant Vice President, Assistant Secretary and Associate General Counsel of Calvert Group, Ltd.
EDITH LILLIE AGE: 52	Assistant Secretary	2007	Assistant Secretary and Regulatory Matters Manager of Calvert Group, Ltd.
AUGUSTO DIVO MACEDO, Esq. AGE: 46	Assistant Vice President & Assistant Secretary	2007

Assistant Vice President, Assistant Secretary, and Associate Counsel Compliance Calvert Group, Ltd. Prior to joining Calvert in 2005, Mr. Macedo served as 2nd Vice President at Acacia Life Insurance Company and The Advisors Group, Acacia's broker-dealer and federally registered investment adviser.

JANE B. MAXWELL Esq. AGE: 56	Assistant Vice President & Assistant Secretary	2005	Assistant Vice President, Assistant Secretary & Assistant General Counsel of Calvert Group, Ltd. Prior to joining Calvert in 2004, Ms. Maxwell was an associate with Sullivan & Worcester LLP.
ANDREW K. NIEBLER, Esq. AGE: 41	Assistant Vice President & Assistant Secretary	2006	Assistant Vice President, Assistant Secretary & Assistant General Counsel of Calvert Group, Ltd. Prior to joining Calvert, Mr. Niebler was an associate with Cleary, Gottlieb, Steen & Hamilton LLP.
CATHERINE P. ROY AGE: 53	Vice President	2004

Senior Vice President of Calvert Asset Management Company, Inc. Prior to joining Calvert in 2004, Ms. Roy was Senior Vice President of US Fixed Income for Baring Asset Management, and SVP and Senior Portfolio Manager of Scudder Insurance Asset Management.

WILLIAM M. TARTIKOFF, Esq. AGE: 61	Vice President & Secretary	1990 (CMF - 1992)	Senior Vice President, Secretary, and General Counsel of Calvert Group, Ltd.
NATALIE TRUNOW AGE: 41	Vice President	2008

Senior Vice President of Calvert Asset Management Company, Inc., Head of Equities. Prior to joining Calvert in August 2008, Ms. Trunow was the Section Head (2005-2008) and Portfolio Manager (2001-2008) for the Global Public Markets Group of General Motors Asset Management.

RONALD M. WOLFSHEIMER, CPA AGE: 56	Treasurer	1979 (CTFR - 1980) (CMF - 1992)	Senior Vice President and Chief Financial and Administrative Officer of Calvert Group, Ltd.
MICHAEL V. YUHAS JR., CPA AGE: 47	Fund Controller	1999	Vice President of Fund Administration of Calvert Group, Ltd.

The address of Trustees and Officers is 4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland 20814, except Mr. Silby's address is 1715 18th Street, N.W., Washington, DC 20009. Ms. Krumsiek is an interested person of the Fund since she is an officer and director of the Fund's advisor and its affiliates. Mr. Silby is an interested person of the Fund since he is a director of the parent company of the Fund's advisor. Mr. Rochat is an interested person of the Fund since he was an officer and director of the Fund's advisor.

Additional information about the Fund's Trustees can be found in the Statement of Additional Information (SAI). You can get a free copy of the SAI by contacting your broker, or the Fund at 1-800-368-2745.

Calvert First Government Money Market Fund

This report is intended to provide fund information to shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.

Note: The information on our website is not incorporated by reference into this report; our website address is included as an inactive textual reference only.

printed on recycled paper using soy-based inks

To Open an Account
800-368-2748

Yields and Prices
Calvert Information Network
(24 hours, 7 days a week)
800-368-2745

Service for Existing Account
Shareholders: 800-368-2745
Brokers: 800-368-2746

TDD for Hearing Impaired
800-541-1524

Branch Office
4550 Montgomery Avenue
Suite 1000 North
Bethesda, Maryland 20814

Registered, Certified
or Overnight Mail
Calvert Group
c/o BFDS,
330 West 9th Street
Kansas City, MO 64105

Web Site
www.calvert.com

Principal Underwriter
Calvert Distributors, Inc.
4550 Montgomery Avenue
Suite 1000 North
Bethesda, Maryland 20814

Calvert Group's
Family of Funds

Tax-Exempt Money Market Funds
CTFR Money Market Portfolio

Taxable Money Market Funds
First Government Money Market Fund
CSIF Money Market Portfolio

Municipal Funds
CTFR Limited-Term Portfolio
CTFR Long-Term Portfolio
CTFR Vermont Municipal Portfolio
National Muni. Intermediate Fund

Taxable Bond Funds
CSIF Bond Portfolio
Income Fund
Short Duration Income Fund
Long-Term Income Fund
Ultra-Short Floating Income Fund
Government Fund
Short-Term Government Fund
High-Yield Bond Fund

Equity Funds
CSIF Enhanced Equity Portfolio
CSIF Equity Portfolio
Calvert Large Cap Growth Fund
Calvert Large Cap Value Fund
Calvert Social Index Fund
Capital Accumulation Fund
CWV International Equity Fund
New Vision Small Cap Fund
Small Cap Value Fund
Mid Cap Value Fund
Global Alternative Energy Fund
Global Water Fund
International Opportunities Fund

Balanced and Asset Allocation Funds
CSIF Balanced Portfolio
Calvert Conservative Allocation Fund
Calvert Moderate Allocation Fund
Calvert Aggressive Allocation Fund


Item 2. Code of Ethics.

(a) The registrant has adopted a code of ethics (the "Code of Ethics") that applies to its principal executive officer and principal financial officer (also referred to as "principal accounting officer").

(b) No information need be disclosed under this paragraph.

(c) The registrant has not amended its Code of Ethics during the period covered by the shareholder report presented in Item 1 hereto.

(d) The registrant has not granted a waiver or implicit waiver from a provision of its Code of Ethics during the period covered by the shareholder report presented in Item 1 hereto.

(e) Not applicable.

(f) The registrant's Code of Ethics is attached as an Exhibit hereto.

Item 3. Audit Committee Financial Expert.

The registrant's Board of Trustees/Directors has determined that M. Charito Kruvant, an "independent" Trustee/Director serving on the registrant's audit committee, is an "audit committee financial expert," as defined in Item 3 of Form N-CSR. Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an "expert" for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services.

Services fees paid to auditing firm:
	Fiscal Year ended 12/31/08		Fiscal Year ended 12/31/07
	$	%*	$	% *

(a) Audit Fees	$16,500	0%	$15,950	0%
(b) Audit-Related Fees	$0	0%	$0	0%
(c) Tax Fees (tax return preparation and filing for the registrant)	$2,997	0%	$2,887	0%
(d) All Other Fees	$0	0%	$0	0%

Total	$19,497	0%	$18,837	0%

* Percentage of fees approved by the Audit Committee pursuant to (c)(7)(i)(C) of Rule 2-01 of Reg. S-X (statutory de minimis waiver of Committee's requirement to pre-approve)

(e) Audit Committee pre-approval policies and procedures:

The Audit Committee is required to pre-approve all audit and non-audit services provided to the registrant by the auditors, and to the registrant's investment advisor, and any entity controlling, controlled by, or under common control with the advisor that provides ongoing services to the registrant. In determining whether to pre-approve non-audit services, the Audit Committee considers whether the services are consistent with maintaining the independence of the auditors. The Committee may delegate its authority to pre-approve certain matters to one or more of its members. In this regard, the Committee has delegated authority jointly to the Audit Committee Chair together with another Committee member with respect to non-audit services not exceeding $25,000 in each instance. In addition, the Committee has pre-approved the retention of the auditors to provide tax-related services related to the tax treatment and tax accounting of newly acquired securities, upon request by the investment advisor in each instance.

(f) Not applicable.

(g) Aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment advisor, and any entity controlling, controlled by, or under common control with the advisor that provides ongoing services to the registrant for each of the last two fiscal years of the registrant:

Fiscal Year ended 12/31/08		Fiscal Year ended 12/31/07
$	%*	$	% *

$25,500	0%*	$5,000	0%*

* Percentage of fees approved by the Audit Committee pursuant to (c)(7)(i)(C) of Rule 2-01 of Reg. S-X (statutory de minimis waiver of Committee's requirement to pre-approve)

(h) The registrant's Audit Committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment advisor, and any entity controlling, controlled by, or under common control with the investment advisor that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c) (7)(ii) of Rule 2-01 of Reg. S-X is compatible with maintaining the principal accountant's independence and found that the provision of such services is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

(a) This Schedule is included as part of the report to shareholders filed under Item 1 of this Form.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the registrant's Board of Trustees since registrant last provided disclosure in response to this Item.

Item 11. Controls and Procedures.

(a) The principal executive and financial officers concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act) are effective, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rules 13a-15(b) or 15d-15(b) under the Exchange Act, as of a date within 90 days of the filing date of this report.

(b) There was no change in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)(1) A copy of the Registrant's Code of Ethics.

Attached hereto.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2).

Attached hereto.

(a)(3) Not applicable.

(b) A certification for the registrant's Principal Executive Officer and Principal Financial Officer, as required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached hereto. The certification furnished pursuant to this paragraph is not deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section. Such certification is not deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the registrant specifically incorporates it by reference.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FIRST VARIABLE RATE FUND FOR GOVERNMENT INCOME

By: /s/ Barbara J. Krumsiek
Barbara J. Krumsiek
President -- Principal Executive Officer
Date: February 26, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ Barbara J. Krumsiek
Barbara J. Krumsiek
President -- Principal Executive Officer
Date: February 26, 2009

/s/ Ronald M. Wolfsheimer
Ronald M. Wolfsheimer
Treasurer -- Principal Financial Officer
Date: February 26, 2009